SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
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                            ICN Pharmaceuticals, Inc.
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                (Name of Registrant as Specified in Its Charter)
                   ICN Committee to Maximize Shareholder Value
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

The Committee has revised slide 24 of the presentation which was filed on a
Schedule 14A with the Securities and Exchange Commission on May 8, 2001. The content of the revised slide 24 is as follows:


[Slide 24]


                               Mr. Panic's Attitude
                            Towards ICN Stockholders

"They are stupid, stupid people . . . [s]tockholders who get involved with what I do are speculators, manipulators, and sometimes blackmailers."

                                                            Mr. Panic, quoted in
                                                      Bloomberg Markets Magazine
                                                                 August 28, 2000